EXHIBIT 99.1

Luke Marusiak Chief Operating Officer Jeff Andreson Chief Financial Officer Cowen and Company 20/20 Technology Media Telecom Conference May 2008

Cautionary Disclaimer During the course of this presentation, we will comment upon future events and may make projections about our future financial performance, including statements related to our expected sales, product shipments and acceptance, gross margin, operating expense, profit, cash flow and income tax expense. We will discuss our business strategy, our products, the markets our products address, our position in those markets, expected market acceptance of those products and production capacity. We wish to caution you that these are forward looking statements that are based upon our current expectations, and that actual results could differ materially as a result of various risks and uncertainties, including, without limitation, the following: inability to develop and deliver new products as planned; inability to accurately forecast the demand for our products and services; the possibility that orders in backlog may be cancelled, delayed or rescheduled; inability to achieve gross margin and expense goals and other risk factors discussed in documents filed by us with the Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We undertake no obligation to update the forward-looking statements made during this presentation.

Intevac Investment Thesis Established Company With Significant Growth Opportunities Share Leader in ~$350M1 Disk Media Deposition Market Growth driven by continuously increasing demand for hard drives Entering $2B Semiconductor Dielectric Etch Market Revolutionary approach, competing on technology and cost Team with proven track record in launching successful semiconductor equipment products Achieving Rapid Growth in Imaging Instrumentation Business Successful record of both organic and acquisitive growth Serving markets exceeding $2 billion Record of Operational Excellence Continued margin expansion in fluctuating market conditions Record of generating significant cash flow from operations * 1 Estimate Average FY06 - 07

Multiple Growth Opportunities Goal: 30% CAGR Actual: 56% CAGR (2003 - 2007) HDD Today 2009 2012 Hard Drive Media Imaging Semiconductor Equipment

Leading Position in Media Deposition Market Ever-Increasing Demand for Hard Drives Future Capacity Requirements 2002 2003 2004 2005 2006 2007 IVAC HDD Equipment Revenue 27.1 26.7 60.5 129.3 248.5 196.7 Intevac Equipment Revenues ($M) 49% CAGR 2002-2007 Market Share Leader Intevac's Growth Record Intevac Others Future Capacity Requirements Drive Demand 2011 790M* Disk Capacity Needed 1,485M* IVAC Customers' Share 965M # Leans, ea. Making 3.5M Disks/Yr: 275 200 Lean(r) Tools Shipped >2008 (110) 200 Leans Deployed 2008-11 165 * Source: TrendFocus 04/08. Assumes Retirement Of All Legacy Tools. Leans >2011, at 10% Disk Growth Per Year 25 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Compute 319 364 424 482 528 586 642 704 775 850 935 CE 63 81 78 90 114 133 148 162 190 220 250 HDD Units (M) Source: TrendFocus, Annual 2008, Intevac Marketing After 2012 Computing Consumer

Dielectric Etch $2.1B Silicon Etch $.7B Metal Etch $0.5B Thin Films Intevac Strategy: Become $1 Billion Revenue Company by Expanding Served Markets Current Disk Media Deposition Equipment ~$350 Million SAM Future Semiconductor Plasma Process Equipment ~$8 Billion SAM Intevac Others

Addressing Market Need for Lower Semiconductor Costs

INTEVAC

- **Shrinks (Moore's Law) ~ 30% Reduction Per Generation**

  65nm → 45nm → 32nm → Lithography Costs

- **Wafer Size Increase ~ 30% Reduction**

  200mm (~1990) → 300mm (~2000) →
  - 450mm
  - No Financial Sponsor to Cover Investment Costs

- **Productivity Innovation**

  Single Wafer Processing (Late 80s) → Cluster Tools (90s) → LeanETCH™ **30% Reduction**

  Improved Process Control / Yields

Intevac – Cowen Conf 05-28-2008_Slide 7

Enabling Etch Technology for 45nm and Beyond Addressing Need for Significant Productivity Improvements Designed With "Lean Thinking" Principles Universal Etch System Enabling Technology, Double the Throughput

Memory Market Most in Demand of Aggressive Cost Reduction Strategies Source: Lam Research, ISS January 2008 Price/Cost Gap Addressed by Intevac's Lean Etch

Formula for Success in Dielectric Etch Value Proposition Leading-Edge Process Technology Revolutionary Approach to System Productivity Lowering the Cost Equation for Markets With Accelerating Price Declines Intevac Strategy Focus on Leading Memory Companies Assemble World-Class Team With Proven Track Record in the Industry Work Closely With Customers to Meet Their Needs Achieve Tool Qualification in 2008 Revenue Ramp 2009 Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market Add Other Applications on Lean Mainframe to Expand Served Market

Intevac Imaging Instrumentation
Successful Record of Organic and Acquisitive Growth

INTEVAC

NIGHT VISION SYSTEMS



- Intevac Solution Used for 1st Major Deployment (NATO Country)
- U.S. Army - Engaged on Multi Fronts
- Potential Market >$400M Per Year

LIVAR AND LOW-LIGHT CAMERAS



- Qualifying on Multiple Programs
- Potential Sales of > $100M Over Ten Years

DELTA NU
Acquired Q1'07



- Raman Systems and Chemical Analyzers
- Medical, Life Sciences, Military, Industrial Markets
- Accretive to Earnings in 2H'07

CREATIVE DISPLAY SYSTEMS
Acquired Q4'07



- Low-Power, High-Resolution Display Technology
- Medical, Sim/Training, Veterinary, Military Markets
- Accretive to Earnings by Q1 09

Intevac – Cowen Conf 05-28-2008_Slide 11

Intevac Imaging Enabling Advanced Military Systems Digital-Enhanced Night Vision Goggle Image Fusion Electronics Digital Night Vision Sensors Head Mounted, Rifle Site DeltaNu Stand-Off Portable Raman Systems Chemical, Biological Threat Detection Creative Display Systems Micro-Display Goggle LCD, OLED Displays LIVAR Cameras Long-Range Viewing, Range Detection Ground & Airborne Night Vision Surveillance Cameras & Systems UAV, UGV Surveillance

Imaging Business Ramping Imaging Business Ramping Imaging Business Ramping Leading Thermal Imaging Company Intevac Imaging Instrumentation Business 02-07 CAGR 23% 05-07 CAGR 55% 06-08E CAGR 75% 93-98 CAGR 31% 96-98 CAGR 53%

Significant Value in Imaging Business Significant Value in Imaging Business Significant Value in Imaging Business Leading Thermal Imaging Company Intevac Imaging Instrumentation Business Business Business Business Business Significant Revenue Growth Opportunity

Intevac Record of Operational Excellence Intevac Record of Operational Excellence Strong Gross Margins Expanding Margins in Fluctuating Market Conditions 11 Percentage Points Added to Gross Margin Q1'06-Q1'08 Revenues ($M) Gross Margin % Gross Margin %

Business Model Trends and Goals Revenue ($M) Long Term Goal Improvement Initiatives 2006 Gross Margin Operating Expense Other Income Profit / (Loss) Before Tax 39% >45% Continued Margin Expansion in Equipment and Imaging Products Continue to Increase Manufacturing in Asia 20% <25% 1% 3% 20% > 20% Lean Thinking Business Principles Consistently eliminate waste Reduce cycle times 260 120-150 41-43% 45-53% (5%)- 2% 2007 4% 216 45% 32% 16% 1 Based Upon April 28, 2008 Conference Call 2008 Est. 1

Investment Rationale Significant Growth Opportunities Growth in Digital Storage Requires Continued Capacity Additions Entering Large Semiconductor Equipment Market Ramping Imaging Instrumentation Products Team with Proven Track Record Developing and Managing Global Billion Dollar Businesses Developing Advanced Equipment and Imaging Solutions Marketing to Industry Leaders Grew Business by 500% Since 2003 Attractive Value Proposition Record of Expanding Gross Margins and Cash Flow Generation $5.67 Per Share in Cash & Investments, Tangible Book $8.16 Per Share Semiconductor and Imaging Investments Offer Opportunity for Future Enhanced Valuations

Luke Marusiak Chief Operating Officer Jeff Andreson Chief Financial Officer Cowen and Company 20/20 Technology Media Telecom Conference May 2008